                                                                   EXHIBIT 3.125

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "PRIMEDIA SPECIALTY GROUP INC." AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF INCORPORATION, FILED THE FIFTEENTH DAY OF AUGUST, A.D. 1996, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE THIRTIETH DAY OF SEPTEMBER, A.D. 1996, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "BRIGHTVIEW
COMMUNICATIONS GROUP, INC." TO "THE PETERSEN COMPANIES, INC.", FILED THE SEVENTH DAY OF AUGUST, A.D. 1997, AT 9 O'CLOCK A.M.

     RESTATED CERTIFICATE, FILED THE FIRST DAY OF OCTOBER, A.D. 1997, AT 9 O'CLOCK A.M.

     CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-EIGHTH DAY OF JANUARY, A.D. 1998, AT 9 O'CLOCK A.M.

     CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-FIRST DAY OF JANUARY, A.D. 1999, AT 4:30 O'CLOCK P.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "THE PETERSEN COMPANIES, INC." TO "EMAP PETERSEN, INC.", FILED THE

[SEAL]                                 /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

2653578  8100H                             AUTHENTICATION:  1498558

010636227                                            DATE:  12-12-01

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                                                                          PAGE 2

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

TWENTY-THIRD DAY OF NOVEMBER, A.D. 1999, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "EMAP PETERSEN, INC." TO "EMAP USA, INC.", FILED THE TWENTY-FIFTH DAY OF FEBRUARY, A.D. 2000, AT
11 O'CLOCK A.M.

     CERTIFICATE OF MERGER, FILED THE TWENTY-EIGHTH DAY OF JUNE, A.D. 2000, AT 3:30 O'CLOCK P.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "EMAP USA, INC." TO "PRIMEDIA SPECIALTY GROUP INC.", FILED THE TWENTY-THIRD DAY OF AUGUST, A.D. 2001, AT 9 O'CLOCK A.M.

     CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE EIGHTEENTH DAY OF OCTOBER, A.D. 2001, AT 9 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

[SEAL]                                 /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

2653578  8100H                                         AUTHENTICATION:   1498558

010636227                                                        DATE:  12-12-01

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 08/15/1996
                                                          960238418 - 2653578

                          CERTIFICATE OF INCORPORATION

                                       OF

                      BRIGHTVIEW COMMUNICATIONS GROUP, INC.

                                   ARTICLE ONE

          The name of the corporation is BrightView Communications Group, Inc.

                                   ARTICLE TWO

          The address of the corporation's registered office in the State of Delaware is 1013 Centre Road, in the City Wilmington, County of New Castle, 19805. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

                                  ARTICLE THREE

          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act of activity for which corporations may be organized under the General Corporation Law the State of Delaware.

                                  ARTICLE FOUR

          The total number of shares of stock which the corporation has authority to issue is 1,000 shares of Common Stock, with a par value of $.01 per share.

                                  ARTICLE FIVE

          The name and mailing address of the sole incorporator are as follows:

                NAME                                  MAILING ADDRESS

                Joan D. Donovan                   200, East Randolph Drive
                                                  Suite 5700
                                                  Chicago, Illinois 60601

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                                   ARTICLE SIX

          The corporation is to have perpetual existence.

                                  ARTICLE SEVEN

          In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, alter or repeal the by-laws of the corporation.

                                  ARTICLE EIGHT

          Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the corporation may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws of the corporation so provide.

                                  ARTICLE NINE

          To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE NINE shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                   ARTICLE TEN

          The corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                                      - 2 -
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                                 ARTICLE ELEVEN

          The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

          I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts stated herein are true, and accordingly have hereunto set my hand on the 15th day of August, 1996.

                                            /s/ Joan D. Donovan
                                            ------------------------------------
                                            Joan D. Donovan, Sole Incorporator

                                      - 3 -
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   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 09/30/1996
   960283050 - 2653578

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION

                                       OF

                      BRIGHTVIEW COMMUNICATIONS GROUP, INC.

                                     * * * *
     ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE
                                     * * * *

          Daniel H. Blumenthal, being the Vice President of BrightView Communications Group, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

          FIRST: The Board of Directors of the Corporation adopted the resolution set forth below proposing an amendment to the Certificate of Incorporation of the Corporation (the "Amendment") and directed that the Amendment be submitted to the sole holder of the issued and outstanding shares Common Stock of the Corporation entitled to vote thereon for its consideration and approval;

               RESOLVED, that the Certificate of Incorporation of the Corporation be, and hereby is; amended in accordance with Section 242 of the General Corporation Law of the State of Delaware by deleting ARTICLE FOUR thereof in its entirety and substituting therefor ARTICLE FOUR as set forth on Exhibit A attached hereto and made a part hereof.

          SECOND: The Amendment was duly adopted in accordance with Section 228 and Section 242 of the General Corporation Law of the State of Delaware by the sole holder of the issued and outstanding shares of the Common Stock of the Corporation entitled to vote thereon.

                                   * * * * * *

          IN WITNESS WHEREOF, the undersigned does hereby certify under penalties of perjury that this Certificate of Amendment to the Certificate of Incorporation of the Corporation is the act and deed of the undersigned and the facts stated herein are true and accordingly has hereunto set his hand this 30th day of September, 1996.

                                          BrightView Communications Group, Inc.,
                                          a Delaware corporation

                                          By: /s/ Daniel H. Blumenthal
                                              ---------------------------------
                                              Daniel H. Blumenthal
                                              Vice President

                                      - 2 -
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                                                                       EXHIBIT A

                                  ARTICLE FOUR

                              A. AUTHORIZED SHARES

          The total number of shares of capital stock which the Corporation has authority to issue is Twenty Thousand (20,000) shares, consisting of:

          (1) Ten Thousand (10,000) shares of Class A Common Stock, par value $.01 per share (the "CLASS A COMMON"); and

          (2) Ten Thousand (10,000) shares of Class B Common Stock, par value $.01 per share (the "CLASS B COMMON").

          The Class A Common and the Class B Common are hereafter collectively referred to as the "Common Stock".

          Immediately upon the effectiveness of this amendment to Article Four of the Certificate of Incorporation, each outstanding share of the Corporation's common stock, par value $0.01 per share, shall without further action by the Corporation or the holder thereof be reclassified, changed and converted into one share of Class A Common.

                                 B. COMMON STOCK

          Except as otherwise provided in this Part B or as otherwise required by applicable law, all shares of Class A Common and Class B Common shall be identical in all respects and shall entitle the holders thereof to the same rights, preferences and privileges, subject to the same qualifications, limitations and restrictions, as set forth herein.

          Section 1. VOTING RIGHTS.

          Except as otherwise provided in this Part B or as otherwise required by applicable law, the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Corporation's stockholders, and the holders of Class B Common shall have no right to vote on any matters to be voted on by the Corporation's stockholders; provided that the holders of the Class B Common shall have the right to vote as a separate class on any merger or consolidation of the Corporation with or into another entity or entities, or any recapitalization or reorganization, in which shares of Class B of Common would receive or be exchanged for consideration different on a per share basis from the consideration received with respect to or in exchange for shares of Class A Common or would otherwise be treated differently from shares of Class A Common, except that shares of Class B Common may, without such a separate class vote, receive or be exchanged for non-voting securities (except as otherwise required by law) which are otherwise identical on a per share basis in amount and form to the voting securities received with respect to or in exchange for the Class A Common so long as (i) such non-voting securities are convertible into voting securities on the same terms as the Class B Common is convertible into Class A Common and (ii) all other consideration is equal on a per share basis.

          Section 2. DIVIDENDS.

          As and when dividends are declared or paid with respect to shares of Common Stock, whether in cash, property or securities of the Corporation, the holders of Class A Common and the holders of Class B Common shall be entitled to receive such dividends pro rata at the same rate per share of each class of Common Stock; provided that (i) if dividends are declared or paid in shares of Class A Common or Class B Common, the dividends payable in shares of Class A Common shall be payable to holders of Class A Common and the dividends payable in shares of Class B Common shall be payable to holders of Class B Common and
(ii) if the dividends consist of other voting securities of the Corporation, the Corporation shall make available to each holder of Class B Common, at such holder's request, dividends consisting of non-voting securities (except as otherwise required by law) of the Corporation which are otherwise identical to the voting securities and which are convertible into such voting securities on the same terms as the Class B Common is convertible into the Class A Common.

          Section 3. LIQUIDATION.

          The holders of the Class A Common and the holders of the Class B Common shall be entitled to participate pro rata at the same rate per share of each class of Common Stock in all distributions to the holders of the Common Stock in any liquidation, dissolution or winding up of the Corporation.

          Section 4. CONVERSION.

          4A. CONVERSION OF CLASS B COMMON.

          (i) In connection with the occurrence (or the expected occurrence as described in (iii) below) of any Conversion Event, each holder of Class B Common shall be entitled to convert into an equal number of shares of Class A Common any or all of the shares of such holder's Class B Common being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event.

          (ii) For purposes of this paragraph 4A, a "Conversion Event" shall mean (a) any public offering or public sale of securities of the Corporation (including a public offering registered

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under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the
Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale, such person or group of persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof),
(c) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Corporation (excluding any Class B Common being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors, (d) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Corporation and (e) a merger, consolidation or similar transaction involving the Corporation if, after such transaction, a person or group of persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Corporation's Board of Directors or a committee thereof). For purposes of this paragraph 4A, a "person" shall include any natural person and any corporation, partnership, joint venture, trust unincorporated organization and any other entity or organization.

          (iii) Each holder of Class B Common shall be entitled to convert shares of Class B Common in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any holder of Class B. Common to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur, shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation shall not cancel the shares of Class B Common so converted before the tenth day following such Conversion Event and shall reserve such shares until such tenth day for reissuance in compliance with the next sentence. If any shares of Class B Common are converted into shares of Class A Common in connection with a Conversion Event and such shares of Class A Common are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Class A Common shall be promptly converted back into the same number of shares of Class B Common.

          4B. CONVERSION PROCEDURE.

          (i) Unless otherwise provided in connection with a Conversion Event, each conversion of shares of Class B Common into shares of Class A Common shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Class B Common stating that such holder desires to convert the shares, or a stated number of the shares, of Class B Common represented by such certificate or certificates into Class A common. Unless otherwise provided in connection with a Conversion Event, each conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Common as such holder shall cease and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

          (ii) Promptly after the surrender of certificates and the receipt of such written notice, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions (a) the certificate or certificates for the Class A Common issuable upon such conversion and (b) a certificate representing any Class B Common which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

          (iii) The issuance of certificates for Class A Common upon conversion of Class B Common shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

          (iv) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common, solely for the purpose of issuance upon the conversion of the Class B Common, such number of shares of Class A Common issuable upon the conversion of all outstanding Class B Common. All shares of Class A Common which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Class A Common may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class A Common may be listed (except for official notice of issuance which shall be immediately transmitted by the Corporation upon issuance).

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          (v) The Corporation shall not close its books against the transfer of
Class B Common or of Class A Common issued or issuable upon conversion of Class B Common in any manner which would interfere with the timely conversion of Class B Common. The Corporation shall assist and cooperate with any holder of Class B Common required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class B Common hereunder (including, without limitation, making any filings required to be made by the Corporation).

          4C. STOCK SPLITS. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock shall be proportionately subdivided or combined in a similar manner.

          Section 5. REGISTRATION OF TRANSFER.

          The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

          Section 6. REPLACEMENT.

          Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

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          Section 7. NOTICES.

          All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

          Section 8. AMENDMENT AND WAIVER.

          No amendment or waiver of any provision of this Part B shall be effective without the prior approval of the holders of a majority of the then outstanding Class B Common voting as a separate class.

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                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 08/07/1997
                                                          971264062 - 2653578

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                      BRIGHTVIEW COMMUNICATIONS GROUP, INC.

                                     * * * *
         ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 242 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
                                     * * * *

          Neal Vitale, being the Vice President of BrightView Communication Group, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

          FIRST: The Board of Directors of the Corporation adopted the resolution set forth below proposing an amendment to the Certificate of Incorporation of the Corporation (the "Amendment") and directed that the Amendment be submitted to the holders of a majority of the issued and outstanding shares of Capital Stock of the Corporation entitled to vote thereon for their consideration and approval:

               RESOLVED, that the Board of Directors of the Corporation declares is advisable to amend the Article One of the Corporation's Certificate of Incorporation to read in its entirety and substituting therefor ARTICLE ONE as follows:

                                   ARTICLE ONE

           The name of the corporation is The Petersen Companies, Inc.

          SECOND: The Amendment was duly adopted in accordance with Section 228 and Section 242 of the General Corporation Law of the State of Delaware by the holders of a majority of issued and outstanding shares of the Capital Stock of the Corporation entitled to vote thereon. Written notice has been given to the holders of the issued and outstanding shares of Capital Stock of the Corporation who have not consented in writing to the Amendment.

                                   * * * * * *

          IN WITNESS WHEREOF, the undersigned does hereby certify under penalties of perjury that this Certificate of Amendment to the Certificate of Incorporation of the Corporation is the act and deed of the undersigned and the facts stated herein are true and accordingly has hereunto set his hand this 7th day of August, 1997.

                                         BrightView Communications Group, Inc.,
                                         a Delaware corporation

                                         By:  /s/ NEAL VITALE
                                             -----------------------------------
                                             Neal Vitale
                                             Vice President

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/01/1997
   971331677 - 2653578

                                 CERTIFICATE OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          THE PETERSEN COMPANIES, INC..

                                     * * * *
                      ADOPTED IN ACCORDANCE WITH PROVISIONS
          OF SECTION 242 AND SECTION 245 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE
                                     * * * *

          The undersigned, being the Executive Vice President, a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

          FIRST: The Corporation filed its original Certificate of Incorporation with the Delaware Secretary of State on August 15, 1996 (the "Original Certificate") under the name of BrightView Communications Group, Inc.

          SECOND: The Corporation on August 7, 1997 changed its name to The Petersen Companies, Inc.

          THIRD: The Board of Directors of the Corporation, pursuant to unanimous written consent, adopted resolutions authorizing the Corporation to amend, integrate and restate the Corporation's Original Certificate in its entirety to read as set forth in Exhibit A attached hereto and made a part hereof (the "Restated Certificate").

          FOURTH: In accordance with the Section 228, Section 242 and Section 245 of the General Corporation Law of the State of Delaware, the Restated Certificate was duly approved and adopted pursuant to a written consent signed by all of the holders of at least a majority of the issued and outstanding shares of stock entitled to vote thereon of the Corporation

                                   * * * * * *

          IN WITNESS WHEREOF, the undersigned, being an Executive Vice President hereinabove named, for the purpose of amending and restating the Restated Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury do each hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly have hereunto signed this Certificate of Restated Certificate of Incorporation this 1st day of October, 1997.

                                           The Petersen Companies, Inc.,
                                            a Delaware corporation

                                           By:  /s/ RICHARD WILLIS
                                               ---------------------------------
                                               Richard Willis
                                               Executive Vice President

                                                                       EXHIBIT A

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          THE PETERSEN COMPANIES, INC.

                                ARTICLE I - NAME

          The name of the corporation is The Petersen Companies, Inc. (hereinafter referred to as the "CORPORATION).

                         ARTICLE II - REGISTERED OFFICE

          The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle 19805. The name of the registered agent of the Corporation at that address is Corporation Service Company.

                              ARTICLE III - PURPOSE

          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DELAWARE GENERAL CORPORATION LAW").

                           ARTICLE IV - CAPITAL STOCK

          PART A. GENERAL. The maximum number of shares of capital stock that the Corporation is authorized to have outstanding at any one time is 105,000,000 shares, consisting of: (i) 5,000,000 shares of Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK"); (ii) 75,000,000 shares of Class A Common Stock, par value $0.01 per share (the "CLASS A COMMON") and (iii) 25,000,000 shares of Class B Common Stock, par value $0.01 per share (the "CLASS B COMMON" and, together with the Class A Common, the "COMMON STOCK").

          PART B. PREFERRED STOCK. Authority is hereby expressly vested in the Board of Directors of the Corporation, subject to the provisions of this ARTICLE IV and to the limitations prescribed by law, to authorize the issuance from time to time of one or more series of Preferred Stock. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following by resolution or resolutions adopted by the affirmative vote of a majority of the total number of the Directors then in office:

          (1) The designation of such series;

          (2) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation's capital stock and whether such dividends shall be cumulative or non-cumulative;

          (3) Whether the shares of such series shall be subject to redemption for cash, property or rights, including securities of any other corporation, by the Corporation or upon the happening of a specified event and, if made subject to any such redemption, the times or events, prices, rates, adjustments and other terms and conditions of such redemptions;

          (4) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

          (5) Whether or not the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same class of the Corporation's capital stock and, if provision be made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges;

          (6) The restrictions, if any, on the issue or reissue of any additional Preferred Stock;

          (7) The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

          (8) The provisions as to voting, optional and/or other special rights and preferences, if any, including, without limitation, the right to elect one or more Directors.

          PART C. COMMON STOCK. Except as otherwise provided in this Part C or as otherwise required by applicable law, all shares of Class A Common and Class B Common shall be identical in all respects and shall entitle the holders thereof to the same rights, preferences and privileges, subject to the same qualifications, limitations and restrictions, as set forth herein.

          (1) Except as otherwise provided in this Part C or as otherwise required by applicable law, the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Corporation's stockholders, and the holders of Class B Common shall have no right to vote on any matters to be voted on by the Corporation's stockholders; PROVIDED THAT the holders of the Class B Common shall have the right to vote as a separate class on any merger or consolidation of the Corporation with or into another entity or entities, or any recapitalization or reorganization, in which shares of Class B Common would receive or be exchanged for consideration different on a per share basis from the consideration received with respect to or in exchange for shares of Class A Common or would otherwise be treated differently from shares of Class A Common, except that shares of Class B Common may, without such a separate class vote, receive or be exchanged for non-voting securities (except as otherwise required by law) which are otherwise identical on a per share basis in amount and form to the voting securities received with respect to or in exchange for the Class A Common so long as (i) such non-voting securities are convertible into voting securities on the same terms as the Class B Common is convertible into Class A Common and (ii) all other consideration is equal on a per share basis.

          (2) As and when dividends are declared or paid with respect to shares of Common Stock, whether in cash, property or securities of the Corporation, the holders of Class A Common and the holders of Class B Common shall be entitled to receive such dividends pro rata at the same rate per share of each class of Common Stock; PROVIDED THAT (i) if dividends are declared or paid in shares of Class A Common or Class B Common, the dividends payable in shares of Class A Common shall be payable to holders of Class A Common and the dividends payable in shares of Class B Common shall be payable to holders of Class B Common and
(ii) if the dividends consist of other voting securities of the Corporation, the Corporation shall make available to each holder of Class B Common, at such holder's request, dividends consisting of non-voting securities (except as otherwise required by law) of the Corporation which are otherwise identical to the voting securities and which are convertible into such voting securities on the same terms as the Class B Common is convertible into the Class A Common. The rights of the holders of Common Stock to receive dividends are subject to the provisions of the Preferred Stock.

          (3) Subject to the provisions of the Preferred Stock, the holders of the Class A Common and the holders of the Class B Common shall be entitled to participate pro rata at the same rate per share of each class of Common Stock in all distributions to the holders of the Common Stock in any liquidation, dissolution or winding up of the Corporation.

          (4) CONVERSION.

               (a) CONVERSION OF CLASS B COMMON.

                    (i) In connection with the occurrence (or the expected occurrence as described in (iii) below) of any Conversion Event, each holder of Class B Common shall be entitled to convert into an equal number of shares of Class A Common any or all of the shares of such holder's Class B Common being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event.

                    (ii) For purposes of this paragraph (4)(a) of this Part C, a "CONVERSION EVENT" shall mean (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) if, after such sale, such person or group of persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (PROVIDED THAT such sale has been approved by the Corporation's Board of Directors or a committee thereof),
(c) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Exchange Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Corporation (excluding any Class B Common being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors, (d) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Exchange Act) if, after such sale, such person or group of persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Corporation, and (e) a merger, consolidation or similar transaction involving the Corporation if, after such transaction, a person or group of persons (within the meaning of the Exchange Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (PROVIDED THAT the transaction has been approved by the Corporation's Board of Directors or a committee thereof). For purposes of this paragraph, (4)
(a) of this Part C, a "PERSON" shall include any natural person and any corporation, partnership, joint venture, trust, unincorporated organization and any other entity or organization.

                    (iii) Each holder of Class B Common shall be entitled to convert shares of Class B Common in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any holder of Class B Common to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation shall not cancel the shares of Class B Common so converted before the tenth day following such Conversion Event and shall reserve such shares until such tenth day for reissuance in compliance with the next sentence. If any shares of Class B Common are converted into shares of Class A Common in connection with a Conversion Event and such shares of Class A Common are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Class A Common shall be promptly converted back into the same number of shares of Class B Common.

               (b) CONVERSION PROCEDURE.

                    (i) Unless otherwise provided in connection with a Conversion Event, each conversion of shares of Class B Common into shares of Class A Common shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Class B Common stating that such holder desires to convert the shares, or a stated number of the shares, of Class B Common represented by such certificate or certificates into Class A Common. Unless otherwise provided in connection with a Conversion Event, each conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Common as such holder shall cease and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

                    (ii) Promptly after the surrender of certificates and the receipt of such written notice, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions (a) the certificate or certificates for the Class A Common issuable upon such conversion and (b) a certificate representing any Class B Common which was represented by the

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certificate or certificates delivered to the Corporation with such conversion but which was not converted.

                    (iii) The issuance of certificates for Class A Common upon conversion of Class B Common shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

                    (iv) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common, solely for the purpose of issuance upon the conversion of the Class B Common, such number of shares of Class A Common issuable upon the conversion of all outstanding Class B Common. All shares of Class A Common which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Class A Common may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class A Common may be listed (except for official notice of issuance which shall be immediately transmitted by the Corporation upon issuance).

                    (v) The Corporation shall not close its books against the transfer of Class B Common or of Class A Common issued or issuable upon conversion of Class B Common in any manner which would interfere with the timely conversion of Class B Common. The Corporation shall assist and cooperate with any holder or Class B Common required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class B Common hereunder (including, without limitation, making any filings required to be made by the Corporation).

               (c) STOCK SPLITS If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock shall be proportionately subdivided or combined in a similar manner.

                              ARTICLE V - EXISTENCE

          The Corporation is to have perpetual existence.

                              ARTICLE VI - BY-LAWS

          In furtherance and not in limitation of the powers conferred by the Delaware General Corporation Law, the Board of Directors of the Corporation is expressly authorized to make, alter, amend, change, add to or repeal the By-laws of the Corporation by the affirmative vote of a majority of the total number of Directors then in office. Any alteration or repeal of the By-laws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of at least a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote on such alteration or repeal, subject to ARTICLE IX hereof and
ARTICLE VII of the Corporation's By-laws.

                    ARTICLE VII - STOCKHOLDERS AND DIRECTORS

          PART A. STOCKHOLDER ACTION. Election of Directors need not be by written ballot unless the By-laws of the Corporation so provide. Subject to any rights of holders of any series of Preferred Stock, from and after the date on which the Class A Common of the Corporation is registered pursuant to the Exchange Act, (i) any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected in lieu thereof by any consent in writing by such stockholders, (ii) special meetings of stockholders of the Corporation may be called only by either the Board of Directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of Directors then in office or by the chief executive officer of the Corporation and (iii) advance notice of stockholder nominations of persons for election to the Board of Directors of the Corporation and of business to be brought before any annual meeting of the stockholders by the stockholders of the Corporation shall be given in the manner provided in the By-laws of the Corporation.

          PART B. NUMBER OF DIRECTORS AND TERM OF OFFICE. Subject to any rights of holders of any series of Preferred Stock to elect additional Directors under specified circumstances, the number of Directors which shall constitute the Board of Directors of the Corporation shall be fixed from time to time in the manner set forth in the By-laws of the Corporation. The Directors of the Corporation shall be divided into three classes: Class I, Class II and Class
III. Membership in such class shall be as nearly equal in number as possible. The term of office of the initial Class I Directors shall expire at the annual election of Directors by the stockholders of the Corporation in 1998, the term of office of the initial Class II Directors shall expire at the annual election of Directors by the stockholders of the Corporation in 1999 and the term of office of the initial Class III Directors shall expire at the annual election of Directors by the stockholders of the Corporation in 2000, or thereafter when their respective successors in each case are elected by the stockholders and qualified, subject however, to prior death, resignation, retirement, disqualification or removal from office for cause. At each succeeding annual election of Directors by the stockholders of the Corporation beginning in 1998, the Directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the Directors they succeed and shall be elected for a term expiring at the third succeeding annual election of Directors by the stockholders of the Corporation, or thereafter when their respective successors in each case are elected by the stockholders and qualified. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of Directors shorten the term of any incumbent Director

          PART C. REMOVAL AND RESIGNATION. No Director may be removed from office without cause and without the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the

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election of Directors voting together as a single class; PROVIDED, HOWEVER, that if the holders of any class or series of capital stock are entitled by the provisions of this Restated Certificate (it being understood that any references to this Restated Certificate shall include any duly authorized certificate of designation) to elect one or more Directors, such Director or Directors so elected may be removed without cause only by the vote of the holders of a majority of the outstanding shares of that class or series entitled to vote. Any Director may resign at any time upon written notice to the Corporation.

          PART D. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Subject to any rights of holders of any series of Preferred Stock to fill such newly created Directorships or vacancies, any newly created Directorships resulting from any increase in the authorized number of Directors and any vacancies in the Board of Directors resulting from death, resignation, disqualification or removal from office for cause shall, unless otherwise provided by law or by resolution approved by the affirmative vote of a majority of the total number of Directors then in office, be filled only by resolution approved by the affirmative vote of a majority of the total number of Directors then in office. Any Director so chosen shall hold office until the next election of the class for which such Director shall have been chosen, and until his successor shall have been duly elected and qualified, unless he shall resign, die, become disqualified or be removed for cause.

          PART E. EFFECTIVENESS. The provisions of this ARTICLE VII shall terminate and be of no further force and effect in the event that the initial public offering of the Corporation's Common Stock as contemplated by the Corporation's Prospectus included in the Registration Statement is not consummated within 30 days of the Effective Date.

                        ARTICLE VIII - GENERAL PROVISIONS

          PART A. DIVIDENDS. The Board of Directors shall have authority from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves as working capital or for any other purpose or purposes, and to abolish or add to any such reserve or reserves from time to time as said Board may deem to be in the interest of the Corporation; and said Board shall likewise have power to determine in its discretion, except as herein otherwise provided, what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Corporation.

          PART B. ISSUANCE OF STOCK. The shares of all classes of stock of the Corporation may be issued by the Corporation from time to time for such consideration as from time to time may be fixed by the Board of Directors of the Corporation, PROVIDED THAT shares of stock having a par value shall not be issued for a consideration less than such par value, as determined by the Board. At any time, or from time to time, the Corporation may grant rights or options to purchase from the Corporation any shares of its stock of any class or classes to run for such period of time, for such consideration, upon such terms and conditions, and in such form as the Board of Directors may determine. The Board of Directors shall have authority, as provided by law, to determine that only a part of the consideration which shall be received by the Corporation for the shares of its stock which it shall issue from time to time, shall be capital; PROVIDED, HOWEVER, that, if all the shares issued shall be shares having a par value, the amount of the part of such consideration so determined to be capital shall be equal to the aggregate par value of such shares. The excess, if any, at any time, of the total net assets of the Corporation over the amount so determined to be capital, as aforesaid, shall be surplus. All classes of stock of the Corporation shall be and remain at all times nonassessable.

          The Board of Directors is hereby expressly authorized, in its discretion, in connection with the issuance of any obligations or stock of the Corporation (but without intending hereby to limit its general power so to do in other cases), to grant rights or options to purchase stock of the Corporation of any class upon such terms and during such period as the Board of Directors shall determine, and to cause such rights to be evidenced by such warrants or other instruments as it may deem advisable.

          PART C. INSPECTION OF BOOKS AND RECORDS. The Board of Directors shall have power from time to time to determine to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the stockholders of the Corporation.

          PART D. LOCATION OF MEETINGS, BOOKS AND RECORDS. Except as otherwise provided in the By-laws, the stockholders of the Corporation and the Board of Directors may hold their meetings and have an office or offices outside of the State of Delaware and, subject to the provisions of the laws of said State, may keep the books of the Corporation outside of said State at such places as may, from time to time, be designated by the Board of Directors.

                             ARTICLE IX - AMENDMENTS

          The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate in the manner now or hereinafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything contained in this Restated Certificate to the contrary, Parts A, B and C of ARTICLE IV, ARTICLE VII, ARTICLE X, and this
ARTICLE IX of this Restated Certificate shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote on such alteration, amendment or repeal, voting together as a single class (other than any alteration or amendment to Part A of ARTICLE IV that increases the authorized number of shares of Preferred Stock, Class A Common or Class B Common); PROVIDED FURTHER that no amendment or waiver of any provision of Part C of ARTICLE IV shall be effective without the prior approval of the holders of a majority of the then outstanding Class B Common voting as a separate class.

                              ARTICLE X - LIABILITY

          PART A. LIMITATION OF LIABILITY

          (1) To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), and except as otherwise provided in the Corporation's By-laws, no Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders.

          (2) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

          PART B. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "PROCEEDING"), by reason of the fact that he or she is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "INDEMNITEE"), whether the basis of such proceeding is alleged action in an official capacity as a Director or officer or in any other capacity while serving as a Director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorney's fees, judgments, fines, excise exercise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; PROVIDED, HOWEVER, that, except as provided in Part C of this
ARTICLE X with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Part B of this ARTICLE X shall be a contract right and shall include the obligation of the Corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an "ADVANCE OF EXPENSES"); PROVIDED, HOWEVER, that, if and to the extent that the Delaware General Corporation Law requires, an advance of expenses incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an "UNDERTAKING"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "FINAL ADJUDICATION") that such indemnitee is not entitled to be indemnified for such expenses under this Part B otherwise. The Corporation may, by action of its

Board of Directors, provide indemnification to employees and agents of the Corporation with the same or lesser scope and effect as the foregoing indemnification of Directors and officers.

          PART C. PROCEDURE FOR INDEMNIFICATION. Any indemnification of a Director or officer of the Corporation or advance of expenses under Part B of this ARTICLE X shall be made promptly, and in any event within forty-five days (or, in the case of an advance of expenses, twenty days), upon the written request of the Director or officer. If a determination by the Corporation that the Director or officer is entitled to indemnification pursuant to this ARTICLE X is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five days (or, in the case of an advance of expenses, twenty days), the right to indemnification or advances as granted by this ARTICLE X shall be enforceable by the Director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Part B of this ARTICLE X, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Part B of this ARTICLE X shall be the same procedure set forth in this Part C for Directors or officers, unless otherwise set forth in the action of the Board of Directors providing indemnification for such employee or agent.

          PART D. INSURANCE. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

          PART E. SERVICE FOR SUBSIDIARIES. Any person serving as a Director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least 50% of whose equity interests are owned by the Corporation (a "SUBSIDIARY" for this ARTICLE
X) shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

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          PART F. RELIANCE. Persons who after the date of the adoption of this provision become or remain Directors or officers of the Corporation or who, while a Director or officer of the Corporation, become or remain a Director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this ARTICLE X in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this
ARTICLE X shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

          PART G. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the advance of expenses conferred in this ARTICLE X shall not be exclusive of any other right which any person may have or hereafter acquire under this Restated Certificate or under any statute, by-law, agreement, vote of stockholders or disinterested Directors or otherwise.

          PART H. MERGER OR CONSOLIDATION. For purposes of this ARTICLE X, references to the "CORPORATION" shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers and employees or agents, so that any person who is or was a Director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a Director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this ARTICLE X with respect to the resulting or surviving Corporation as he or she would have with respect to such constituent Corporation if its separate existence had continued.

                       ARTICLE XI - BUSINESS COMBINATIONS

          The Corporation expressly elects to be governed by Section 203 of the Delaware General Corporation Law.

                                    * * * * *

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                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 01/28/1998
                                                         981035091 - 2653578

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                            PETERSEN INVESTMENT CORP.
                            (a Delaware corporation)
                                  WITH AND INTO
                          THE PETERSEN COMPANIES, INC.
                            (a Delaware corporation)

                                   **********

             IN ACCORDANCE WITH THE PROVISIONS OF SECTION 253 OF THE
                         GENERAL CORPORATION LAW OF THE
                                STATE OF DELAWARE
                                   **********

          The Petersen Companies, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Delaware (the "Corporation"), desiring to merge Petersen Investment Corp., a Delaware corporation, with and into itself, pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

          FIRST: The Corporation is the owner of all the issued and outstanding shares of capital stock of the following constituent corporation(s) (the "Subsidiary"):

          CORPORATION                       STATE OF INCORPORATION

    Petersen Investment Corp.                     Delaware

   The Petersen Companies, Inc.                   Delaware

          SECOND: The Board of Directors of the Corporation adopted the resolution set forth below approving the merger of the Subsidiary with and into the Corporation (the "Merger"):

          "WHEREAS, the Corporation is the sole holder of the issued and outstanding shares of capital of Petersen Investment Corp., a Delaware corporation (the "Subsidiary").

          WHEREAS, the Corporation deems it advisable and in the best interest of the Corporation that the Subsidiary, be merged with and into the Corporation.

          RESOLVED, that the Subsidiary be merged with and into the Corporation (the "Merger").

          FURTHER RESOLVED, that the form, terms and provisions of the Certificate of Ownership and Merger, dated as of January 27, 1998 (the

     "Certificate of Merger"), substantially in the form reviewed by the undersigned, and the Corporation's performance of its obligations under the Certificate of Merger be, and hereby are, in all respects, approved; and further resolved, that the President, any Vice President, Secretary or any Assistant Secretary of the Corporation (collectively referred to herein as the "Proper Officers") be, and hereby are, authorized and empowered to execute and deliver the Certificate of Merger in the name and on behalf of the Corporation and under its corporate seal or otherwise, substantially in the form approved, with such changes therein and modifications thereto as the Proper Officers may in their sole discretion approve, which approval shall be conclusively evidenced by their execution thereof; and further resolved, that the Proper Officers be, and hereby are, authorized and empowered to execute and deliver the Certificate of Merger to be filed with the office of the Secretary of State of Delaware.

          THIRD: Anything herein or elsewhere to the contrary notwithstanding, the Merger may be amended or terminated and abandoned by the Board of Directors of the Corporation at any time prior to the date of filing the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware.

          FOURTH: The Merger shall become effective upon filing with the Secretary of State of Delaware.

          IN WITNESS WHEREOF, the undersigned, for the purpose of effectuating the Merger, pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true and accordingly has hereunto signed this Certificate of Ownership and Merger this 27th day of January, 1998.

                                         The Petersen Companies, Inc.,
                                         a Delaware corporation

                                         By: /s/ Richard S. Willis
                                             -----------------------------------
                                             Richard S. Willis
                                             Executive Vice President and Chief
                                             Financial Officer

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 04:30 PM 01/21/1999
                                                          991026839 - 2653578

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                             EMAP ACQUISITION CORP.

                                      INTO

                          THE PETERSEN COMPANIES, INC.

                             -----------------------

                             Pursuant to Section 253
                             of the Delaware General
                                 Corporation Law

                             -----------------------

          Pursuant to Section 253 of the Delaware General Corporation Law (the "DGCL"), EMAP Acquisition Corp., a Delaware corporation (the "Corporation"), hereby certifies the following information relating to the merger (the "Merger") of the Corporation with and into The Petersen Companies, Inc., a Delaware corporation ("Petersen"):

          FIRST: The names and states of incorporation of each of the constituent corporations to the Merger are as follows: The Petersen Companies, Inc., a Delaware corporation, and EMAP Acquisition Corp., a Delaware corporation.

          SECOND: The Corporation owns at least 90% of the outstanding shares of the Class A Common Stock, par value $0.01 per share, and at least 90% of the outstanding shares of the Class B Common Stock, par value $0.01 per share, of Petersen, and Petersen has no other class of capital stock outstanding.

          THIRD: The Board of Directors of the Corporation has determined to merge the Corporation into Petersen under Section 253 of the DGCL pursuant to the following recital and resolutions duly adopted by the Board of Directors of the Corporation as of January 21, 1999, on the terms set forth in such resolutions;

          WHEREAS the Corporation owns at least 90% of the outstanding shares of the Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), and at least 90% of the outstanding shares of the Class B

     Common Stock, par value $0.01 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Petersen Common Stock"), of The Petersen Companies, Inc., a Delaware corporation ("Petersen"), and desires to merge itself into such company (the "Merger");

          NOW, THEREFORE, BE IT RESOLVED, that the Corporation be merged into Petersen, pursuant to and in accordance with Section 253 of the Delaware General Corporation Law and the proper officers of the Corporation be, and each of them hereby is, authorized in the name and on behalf of the Corporation to take any and all actions they deem necessary or advisable in connection therewith;

          RESOLVED that Petersen shall be the surviving corporation in the Merger (the "Surviving Corporation") and that the name of the Surviving Corporation shall be EMAP Petersen, Inc.;

          RESOLVED that upon the Merger becoming effective:

               (a) each issued and outstanding share of Common Stock of the Corporation shall be converted into and become one fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation, and certificates representing such shares shall be issued to the sole stockholder of the Corporation upon surrender by such sole stockholder of the certificate or certificates that immediately prior to the Merger represented the issued and outstanding shares of Common Stock of the Corporation;

               (b) each share of Petersen Common Stock held by Petersen as treasury stock or owned by EMAP plc ("EMAP") or the Corporation immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and returned and shall cease to exist, and no payment shall be made with respect thereto and each share that is owned by any subsidiary of Petersen or EMAP (other than the Corporation) shall automatically be converted into one fully paid and non-assessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation;

               (c) each share of Petersen Common Stock (other than shares of Petersen Common Stock held by a person who complies with all the provisions of Delaware law concerning the right of holders of Petersen Common Stock to demand appraisal of their shares of Petersen Common Stock (a "Dissenting Stockholder") and other than shares to be canceled in accordance with clause (b) above) issued and outstanding shall be converted into the right to receive from the Surviving Corporation in cash, without interest, $34.00 per share (the "Merger Consideration") and all such shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate that immediately prior to the Merger represented any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in respect of each share formerly represented by such certificate, without interest, upon the surrender of such certificate. If, after the Merger becomes effective, any Dissenting Stockholder withdraws his demand for appraisal or fails to perfect or otherwise loses his right of appraisal, in any case pursuant to Delaware law, each of his shares of Petersen Common Stock shall be deemed to have been converted as of the time the Merger became effective into the right to receive the Merger Consideration and such shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and such Dissenting Stockholder shall cease to have any rights with respect thereto, except the right to receive the requisite Merger Consideration, without interest, upon the surrender of such certificate;

               (d) each then outstanding option to purchase any shares of capital stock of Petersen (in each case an "Option"), whether or not then vested or exercisable, shall be canceled by Petersen and in consideration of such cancelation and except to the extent that EMAP or the Corporation and the holder of any such Option otherwise agree, Petersen shall pay to such holders of Options an amount in respect thereof equal to the product of (A) the excess, if any, of the Merger Consideration over the exercise price per share of Petersen Common Stock subject to each such Option multiplied by (B) the number of shares of Petersen Common Stock for which such Option shall not theretofore have been exercised (net of withholding taxes and without interest); and

               (e) each then outstanding warrant to purchase any shares of capital stock of Petersen (the "Warrants"), whether or not then exercisable, shall be canceled by Petersen and in consideration of such cancelation and except to the extent that EMAP or the Corporation and the holder of any such Warrant otherwise agree, Petersen shall pay to such holders of the Warrants an amount respect thereof equal to the product of (A) the excess, if any, of the Merger Consideration over the exercise price per share of Petersen Common Stock subject to each such Warrant multiplied by (B) the number of shares of Petersen Common Stock for which such Warrant shall not theretofore have been exercised (net of withholding taxes and without interest);

          RESOLVED, that, as contemplated by the Agreement and Plan of Merger dated as of December 15, 1998 among EMAP, the Corporation and Petersen (the "Merger Agreement"), immediately after the effective time of the Merger,
     (i) the by-laws of the Corporation shall become the by-laws of the Surviving Corporation until thereafter changed or canceled as provided therein or by applicable law and (ii) until the earlier of their resignation or removal or until their respective successors are duly elected or appointed in accordance with the Amended and Restated Certificate of Incorporation and by-laws of the Surviving Corporation, the directors of the Corporation shall become the directors of the Surviving Corporation;

          RESOLVED, that, as contemplated by the Merger Agreement, the Certificate of Incorporation of the Surviving Corporation, shall be amended at the effective time of the Merger to read in its entirety as set forth on Annex A attached hereto and, as so amended, said Amended and Restated Certificate of Incorporation shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law;

          RESOLVED that the proper officers of the Corporation be, and each of them hereby is, authorized, in the name and on behalf of the Corporation, to execute and file a certificate of ownership and merger with the Secretary of State of the State of Delaware in such form as the officer or officers executing the same shall approve, the signature of such officer or officers thereon to be conclusive evidence of the approval of such form; and

          RESOLVED that any and all actions heretofore or hereafter taken by the proper officers of the Corporation relating to and within the terms of these resolutions are hereby ratified and confirmed as the acts and deeds of the Corporation.

          FOURTH: The Merger has been approved by the sole stockholder of the Corporation by written consent in accordance with Section 228 of the DGCL.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer as of January 21, 1999.

                                      EMAP ACQUISITION CORP.,

                                      by  /s/ Christopher R. Innis
                                          --------------------------------------
                                          Name:  Christopher R. Innis
                                          Title: President, Secretary and
                                                 Treasurer

                                                                         Annex A

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                          THE PETERSEN COMPANIES, INC.

                                    ARTICLE I

          The name of the corporation (hereinafter called the "Corporation") is EMAP Petersen, Inc.

                                   ARTICLE II

          The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Delaware 19801. The name of the registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

          The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,000 shares of Common Stock having the par value of $0.01 per share.

                                    ARTICLE V

          The number of directors of the Corporation shall be fixed from time to time by the Board of Directors of the Corporation.

                                   ARTICLE VI

          In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-laws of the Corporation.

                                   ARTICLE VII

          Unless and except to the extent that the By-laws of the Corporation so require, the election of directors of the Corporation need not be by written ballot.

                                  ARTICLE VIII

          To the fullest extent from time to time permitted by law, no director of the Corporation shall be personally liable to any extent to the Corporation or its stockholders for monetary damages for breach of his fiduciary duty as a director.

                                   ARTICLE IX

          Each person who is or was or had agreed to become a director or officer of the Corporation, and each person who is or was serving or who had agreed to serve at the request of the Corporation as a director, officer, partner, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation to the fullest extent permitted from time to time by applicable law.

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 11/23/1999
                                                          991503057 - 2653578

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION
                           THE PETERSEN COMPANIES, INC
--------------------------------------------------------------------------------
a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of THE PETERSEN COMPANIES, INC resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered " I " so that, as amended, said Article shall be and read as follows:

     THE NAME OF THE CORPORATION IS EMAP PETERSEN, INC.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said CORPORATION has caused this certificate to be signed by JOHN BAILLIE, an Authorized Officer, this 16th day of November, 1999.


                                         By: /s/ John Baillie
                                             -----------------------------------
                                                 Authorized Officer

                                       Name:  JOHN BAILLIE
                                             -----------------------------------
                                                 Print or Type

                                      Title:   CFO
                                             -----------------------------------

   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:00 AM 02/25/2000
   001095116 - 2653578

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               EMAP PETERSEN, INC.

                             Pursuant to Section 242
                          of the Corporation Law of the
                                State of Delaware

     EMAP Petersen, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     By vote of a majority of the Directors of the Corporation and pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, a resolution was duly adopted setting forth a second amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation have duly approved said amendment pursuant to written consent of a majority of the stockholders, all in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:    That Article FIRST of the Certificate of Incorporation of the
             Corporation, as amended, be and hereby is deleted, and the following Article FIRST is substituted therefor:

             FIRST: The name of the Corporation is "EMAP USA, Inc.".

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Secretary this 17 day of February, 2000.


                                            EMAP PETERSEN, INC.

                                            By: /s/ Thomas Moloney
                                                --------------------------------
                                                THOMAS MOLONEY
                                                Its President

ATTEST:
[Corporate Seal]

/s/ John Baillie
-----------------------
JOHN BAILLIE
Secretary

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 03:30 PM 06/28/2000
                                                          001330936 - 2653578

                              CERTIFICATE OF MERGER
                                       of
                       PETERSEN PUBLISHING COMPANY, L.L.C.
                      a Delaware limited liability company
                                  with and into
                                 EMAP USA, INC.
                             a Delaware corporation

1. CONSTITUENT ENTITIES. The constituent entities are Petersen Publishing Company, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware (the "Merged Company") and eMap USA, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Surviving Corporation") (the Merged Company and the Surviving Corporation are collectively the "Constituent Entities").

2. APPROVAL OF THE PLAN AND AGREEMENT OF MERGER. A Plan and Agreement of Merger (the "Agreement of Merger") dated March 22, 2000, has been approved, adopted, certified, executed and acknowledged by the Surviving Corporation and by the Merged Company in accordance with Section 264 of the Delaware General Corporation Law.

3. NAME OF THE SURVIVING CORPORATION. The name of the Surviving Corporation is "eMap USA, Inc.".

4. CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION. The Certificate of Incorporation of the Surviving Corporation shall be that of eMap USA, Inc.

5. EXECUTED AGREEMENT OF MERGER. An executed copy of the Agreement of Merger is on file at the principal place of business of the Surviving Corporation at the following address: eMap USA, Inc., 6420 Wilshire Boulevard, Los Angeles, California 90048.

6. COPIES OF THE AGREEMENT OF MERGER. The Surviving Corporation will furnish a copy of the Agreement of Merger to any of its stockholders, or to any person who was a member or manager of the Merged Company, upon written request and without charge.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXECUTED as of this 26th day of June, 2000.


                                            PETERSEN PUBLISHING COMPANY, L.L.C.
                                            a Delaware Limited Liability Company

                                            By: /s/ John Baille
                                                --------------------------------
                                                John Baille, VP

ATTEST:

/s/ Amy A. Chang
--------------------

[SEAL]                                      EMAP USA, INC.
                                            A Delaware Corporation

                                            By: /s/ John Baille
                                                --------------------------------
                                                John Baille, VP

ATTEST:

/s/ Amy A. Chang
--------------------

[SEAL]

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 08/23/2001
                                                          010415765 - 2653578

[EMAP-USA LOGO]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 EMAP USA, INC.

                             Pursuant to Section 242
                          of the Corporation Law of the
                                State of Delaware

     EMAP USA, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     By vote of a majority of the Directors of the Corporation and pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, a resolution was duly adopted setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation have duly approved said amendment pursuant to written consent of a majority of the stockholders, all in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:    That Article FIRST of the Certificate of Incorporation of the
             Corporation, as amended, be and hereby is deleted, and the following Article FIRST is substituted therefor:

             FIRST: "The name of the Corporation is PRIMEDIA Specialty Group Inc.".

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this 23 day of August, 2001.

                                                            EMAP USA, Inc.

                                                            By: /s/ Tom Moloney
                                                                ----------------
                                                                Tom Moloney
                                                                Its President
ATTEST:

/s/ Keith Marriott
-------------------
Keith Marriott
Secretary

             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                             AND OF REGISTERED AGENT

It is hereby certified that:

          1. The name of the corporation (hereinafter called the "Corporation") is Primedia Specialty Group Inc.

          2. The registered office of the Corporation within the State of Delaware is hereby changed to 9 East Loockerman Street, City of Dover 19901, County of Kent.

          3. The registered agent of the Corporation within the State of Delaware is hereby changed to National Registered Agents, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

          4. The Corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on October 16, 2001

                                            /s/ Beverly Chell
                                            ------------------------------------
                                            Beverly Chell, Secretary

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 10/18/2001
                                                          010522048 - 2653578